                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 9, 1999
                                                     -------------


                                 POPULAR, INC.
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)

      COMMONWEALTH OF PUERTO RICO                    NO.0-13818             NO. 66-0416582
--------------------------------------------         -----------          ------------------
(State or other jurisdiction of incorporation)       (Commission          (IRS Employer
                                                     File Number)         Identification No.)

     209 MUNOZ RIVERA AVENUE
      HATO REY, PUERTO RICO                           00918
---------------------------------------             ---------
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------


        -------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Item 5.  Other Events

     On April 9, 1999, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter ended March 31, 1999. A copy of the Corporation's release, dated April 9, 1999, is attached hereto as
Exhibit 99(a) and is hereby incorporated by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99(a) News release, dated April 9, 1999, announcing the Corporation and subsidiaries earnings for the quarter ended March 31, 1999.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Popular, Inc.
                                                      -------------
                                                      (Registrant)





Date: April 13, 1999             By:  /s/ Amilcar L. Jordan
      --------------                  ------------------------
                                 Name: Amilcar L. Jordan, Esq.
                                 Title: Senior Vice President and Comptroller

                                 Exhibit Index



Exhibit Number                                    Description
--------------                                    -----------

99(a)                                  News release, dated April 9, 1999
